                                                                  Exhibit (d)(9)

                                 Amended Annex A
                                 ---------------

The compensation payable under Paragraph 5 of the Management Agreement between Goldman Sachs Trust and each of the undersigned shall be as follows:

Goldman Sachs Asset Management
------------------------------
                                                                    Annual Rate
                                                                    -----------
Goldman Sachs Government Income Fund                                   0.65%
Goldman Sachs Municipal Income Fund                                    0.55%
Goldman Sachs High Yield Fund                                          0.70%
Goldman Sachs Balanced Fund                                            0.65%
Goldman Sachs Growth and Income Fund                                   0.70%
Goldman Sachs CORE Large Cap Value Fund4                               0.60%
Goldman Sachs CORE Large Cap Growth Fund                               0.75%
Goldman Sachs CORE Small Cap Equity Fund1                              1.00%
Goldman Sachs CORE International Equity Fund1                          1.00%
Goldman Sachs Mid Cap Equity Fund                                      0.75%
Goldman Sachs Small Cap Value Fund                                     1.00%
Goldman Sachs Real Estate Securities Fund1                             1.00%
Goldman Sachs Strategic Growth Fund5                                   1.00%
Goldman Sachs Growth Opportunities Fund5                               1.00%
Goldman Sachs-Financial Square Prime Obligations Fund                  0.205%
Goldman Sachs-Financial Square Money Market Fund                       0.205%
Goldman Sachs-Financial Square Premium Money Market Fund               0.205%
Goldman Sachs-Financial Square Treasury Obligations Fund               0.205%
Goldman Sachs-Financial Square Treasury Instruments Fund               0.205%
Goldman Sachs-Financial Square Government Fund                         0.205%
Goldman Sachs-Financial Square Federal Fund                            0.205%
Goldman Sachs-Financial Square Tax-Free Money Market Fund              0.205%
Goldman Sachs-Financial Square Municipal Money Market Fund             0.205%

Goldman Sachs Funds Management L.P.
-----------------------------------

Goldman Sachs CORE U.S. Equity Fund                                    0.75%
Goldman Sachs Capital Growth Fund                                      1.00%

Goldman Sachs Asset Management International
--------------------------------------------

Goldman Sachs Global Income Fund                                       0.90%
Goldman Sachs International Equity Fund                                1.00%
Goldman Sachs Emerging Markets Equity Fund                             1.20%
Goldman Sachs Asia Growth Fund                                         1.00%
Goldman Sachs International Small Cap Fund2                            1.20%
Goldman Sachs Japanese Equity Fund2                                    1.00%
Goldman Sachs European Equity Fund3                                    1.00%



--------

1 Please note that the CORE Small Cap Equity Fund, CORE International Equity Fund and Real Estate Securities Fund were approved at the July 21, 1997 Goldman Sachs Trust Board Meeting.

2 Please note that the International Small Cap Fund and Japanese Equity Fund were approved at the April 23, 1998 Goldman Sachs Trust Board Meeting.

3 Please note that the European Equity Fund was approved at the July 22, 1998 Goldman Sachs Trust Board Meeting.

4 Please note that the CORE Large Cap Value Fund was approved at the November 3, 1998 Goldman Sachs Trust Board Meeting.

5 Please note that the Strategic Growth Fund and Growth Opportunities Fund were approved at the April 28, 1999 Goldman Sachs Trust Board Meeting.

Pursuant to an exemption from the Commodities Futures Trading Commission ("CFTC") in connection with accounts of qualified eligible clients, this account document is not required to be, and has not been filed with the CFTC. The CFTC does not pass upon the merits of participating in a trading program or upon the adequacy or accuracy or commodity trading advisor disclosure. Consequently, the CFTC has not reviewed or approved the trading program adopted hereunder or any brochure or account document.


                                     GOLDMAN SACHS TRUST

                                              By: /s/ Douglas C. Grip
                                                  -----------------------
                                           Title: President
                                                  -----------------------

                                     GOLDMAN SACHS ASSET MANAGEMENT,
                                        a division of Goldman, Sachs & Co.

                                              By: /s/ David B. Ford
                                                  -----------------------
                                           Title: Managing Director
                                                  -----------------------

                                     GOLDMAN SACHS FUNDS MANAGEMENT, L.P.,
                                        an affiliate of Goldman, Sachs & Co.

                                              By: /s/ David B. Ford
                                                  -----------------------
                                           Title: Managing Director
                                                  -----------------------

                                     GOLDMAN SACHS ASSET MANAGEMENT
                                     INTERNATIONAL, an affiliate of Goldman,
                                     Sachs Co.

                                              By: /s/ David B. Ford
                                                  -----------------------
                                           Title: Managing Director
                                                  -----------------------


Dated:   April 28, 1999